UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/21

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Select Managers Small Cap Growth Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Select Managers Small Cap Growth Fund

SEMIANNUAL REPORT November 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2021 through November 30, 2021, as provided by portfolio allocation managers Stephen Kolano and Elena Goncharova

Market and Fund Performance Overview

For the six-month period ended November 30, 2021, BNY Mellon Select Managers Small Cap Growth Fund’s Class A, Class C, Class I and Class Y shares at NAV produced total returns of 2.43%, 2.08%, 2.61% and 2.63%, respectively.1 In comparison, the Russell 2000® Growth Index (the “Index”), the fund’s benchmark, returned -1.65% for the same period.2

Small-cap growth stocks lost ground over the reporting period as markets began to take into account rising inflation and a potential slowdown in the economy. The fund outperformed the Index, mainly due to favorable asset allocation decisions.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of small-cap companies. The fund’s portfolio is constructed to have a growth tilt.

The fund uses a “multi-manager” approach by selecting various subadvisors to manage its assets. We may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

The fund’s assets are currently allocated to six subadvisers, each acting independently and using its own methodology to select portfolio investments. At the end of the reporting period, 10% of the fund’s assets were under the management of Redwood Investments, LLC, which employs a blend of quantitative and qualitative research to build growth and core equity portfolios; approximately 20% of the fund’s assets were under the management of Geneva Capital Management, which employs bottom-up fundamental analysis supplemented by top-down considerations to identify companies with a consistent, sustainable record of growth; approximately 15% of the fund’s assets were under the management of Nicholas Investment Partners, L.P., which uses a bottom-up approach to security selection, combining rigorous fundamental analysis with the discipline and objectivity of quantitative analytics; EAM Investors, LLC, which managed 20% of the fund’s assets, chooses investments through bottom-up fundamental analysis using a blend of a quantitative discovery process and a qualitative analysis process; approximately 10% of the fund’s assets were managed by Granite Investment Partners, LLC, which seeks attractively valued, small-cap companies with catalysts for growth; and 25% of the fund’s assets were managed by Rice Hall James & Associates LLC, which seeks growing companies with high earnings growth, high or improving returns on invested capital and sustainable competitive advantages. The percentages of the fund’s assets allocated to the various subadvisers can change over time, within ranges described in the prospectus.

Stocks Weather the Delta Variant and Supply Bottlenecks, Supported by Strong Earnings

During the reporting period, the global economy continued to recover as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Fiscal and monetary stimulus in developed markets also added support. Job creation continued, and unemployment dropped sharply.

Early in 2021, concerns about inflation arose, and interest rates began to rise. This took a toll on more growth-oriented stocks whose valuations had soared, while value-oriented and cyclical stocks performed better. In some emerging markets, central banks raised rates to combat rising prices, but generally they have been tolerant of pricing pressures.

With the emergence of the Delta variant of COVID-19 midway through 2021, questions about whether the economic recovery would stall caused the market to again favor growth-oriented stocks. But at times, positive news on the pandemic again brought value-oriented and cyclical stocks into favor.

On balance, markets were supported by strong corporate earnings worldwide, especially in the U.S. Mixed economic data weighed on markets later in the period, as did supply-chain concerns and signals from the Federal Reserve, which suggested that policies might not be as supportive in the future.

Asset Allocation and Security Selections Benefited Fund Performance

The fund’s relative performance versus the Index was mainly the result of favorable asset allocation and stock selections by the fund’s underlying portfolio managers. Overweight positions in the industrial, financial and information technology sectors contributed positively to returns. Stock selection also was beneficial, especially in the health care sector. An underweight position in the biotech industry also contributed positively as that industry lagged. The fund’s decision not to own Editas Medicine, a gene-editing pharmaceutical company, was particularly beneficial as those shares declined by 50%. Shares of Tandem Diabetes Care, a maker of insulin pumps, also contributed positively, rising by more than 50%. In the information sector, selections in the communications equipment industry were also a primary contributor. Companies in the cloud-based computing segment and other segments that benefit from the work-from-home trend performed well.

On a less positive note, the fund’s overweight position in the materials sector detracted from returns versus the Index. Two companies in particular were a drag on performance. Shares of LivePerson, a company that is involved in mobile communications, declined sharply. In addition, a position in Everbridge, a company that makes software used by governments to make mass notifications, also lagged as economies reopened.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Volatility Expected

We anticipate that inflation will rise in the near term before declining and settling at a rate that has been higher than over the past few decades. While supply-chain issues are likely to improve, an increase in wages is likely to be permanent, which will affect company profitability. In the near term, labor shortages could also affect company sales. Therefore, with U.S. equities markets at all-time highs, we anticipate volatility to increase in the near term. On a more positive note, we expect corporate earnings to grow in the coming year, and we continue to look for pockets of value in the market.

December 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through September 30, 2022, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Multi-manager risk means each sub adviser makes investment decisions independently, and it is possible that the investment styles of the sub advisers may not complement one another. Consequently, the fund’s exposure to a given stock, industry or investment style could be greater or smaller than if the fund had a single adviser.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Select Managers Small Cap Growth Fund from June 1, 2021 to November 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.60	$10.39	$4.98	$4.83
Ending value (after expenses)	$1,024.30	$1,020.80	$1,026.10	$1,026.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.58	$10.35	$4.96	$4.81
Ending value (after expenses)	$1,018.55	$1,014.79	$1,020.16	$1,020.31
†

Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, .98% for Class I and .95% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.0%
Automobiles & Components - 2.6%
Dorman Products	18,074	[a]	2,005,853
Fox Factory Holding	61,530	[a]	10,815,129
LCI Industries	22,408		3,412,066
The Goodyear Tire & Rubber Company	52,972	[a]	1,065,267
Visteon	23,388	[a]	2,477,257
			19,775,572
Banks - 4.7%
Axos Financial	162,593	[a]	9,204,390
Banc of California	36,000		705,240
Bank OZK	30,976		1,384,937
Central Pacific Financial	50,245		1,345,059
Customers Bancorp	23,259	[a]	1,340,649
Federal Agricultural Mortgage, Cl. C	7,884		959,640
First Financial Bankshares	36,087		1,801,463
First Interstate BancSystem, Cl. A	16,622		678,178
Heritage Commerce	88,288		967,636
Live Oak Bancshares	13,621		1,213,631
Metropolitan Bank Holding	11,702	[a]	1,110,871
National Bank Holdings, Cl. A	34,731		1,480,235
Pacific Premier Bancorp	40,774		1,579,992
PacWest Bancorp	39,297		1,758,148
ServisFirst Bancshares	15,685		1,260,917
Silvergate Capital, Cl. A	16,223	[a]	3,317,279
Triumph Bancorp	9,818	[a]	1,250,322
Walker & Dunlop	9,251		1,301,523
Western Alliance Bancorp	24,905		2,734,071
			35,394,181
Capital Goods - 13.0%
AAON	34,230		2,669,940
Acuity Brands	5,408		1,088,901
AeroVironment	22,846	[a]	1,845,043
Alamo Group	7,353		1,045,744
Ameresco, Cl. A	39,410	[a]	3,559,905
Arcosa	24,054		1,230,843
Armstrong World Industries	22,258		2,358,680
Astec Industries	60,509		3,792,704
Atkore	13,586	[a]	1,446,909
Barnes Group	23,033		1,000,784
Beacon Roofing Supply	32,259	[a]	1,610,047
Bloom Energy, Cl. A	38,964	[a]	1,070,731
Byrna Technologies	31,224	[a,b]	459,617

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Capital Goods - 13.0% (continued)
Chart Industries	13,978	[a,b]	2,439,860
Construction Partners, Cl. A	53,216	[a]	1,838,081
Donaldson	25,232		1,423,842
Dycom Industries	13,991	[a]	1,307,879
Encore Wire	7,412		1,041,090
Energy Recovery	31,797	[a]	675,686
ESCO Technologies	30,391		2,484,160
Evoqua Water Technologies	62,415	[a]	2,807,427
Federal Signal	34,049		1,444,699
Fluor	34,407	[a]	760,739
H&E Equipment Services	58,778		2,474,554
Helios Technologies	12,719		1,276,097
Herc Holdings	7,201		1,227,410
John Bean Technologies	7,501		1,183,433
Kornit Digital	50,634	[a]	7,843,713
Kratos Defense & Security Solutions	76,356	[a]	1,504,977
Masonite International	38,193	[a]	4,086,651
McGrath RentCorp	23,390		1,808,047
MSC Industrial Direct, Cl. A	5,370		422,619
PGT Innovations	55,570	[a]	1,141,408
Power & Digital Infrastructure Acquisition, Cl. A	70,593	[a,b]	902,179
RADA Electronic Industries	137,022	[a]	1,288,007
RBC Bearings	17,621	[a]	3,483,495
Regal Rexnord	9,164		1,448,828
Simpson Manufacturing	31,838		3,672,832
SiteOne Landscape Supply	22,589	[a,b]	5,429,492
Trex	40,588	[a]	5,388,869
Univar Solutions	58,237	[a]	1,508,921
Veritiv	7,139	[a]	899,800
Vicor	28,572	[a]	4,098,939
Watts Water Technologies, Cl. A	6,844		1,291,531
WESCO International	10,933	[a]	1,357,113
WillScot Mobile Mini Holdings	121,293	[a]	4,620,050
Zurn Water Solutions	22,736		796,897
			98,559,173
Commercial & Professional Services - 3.6%
ASGN	11,934	[a]	1,452,129
CACI International, Cl. A	3,488	[a]	904,892
CBIZ	52,448	[a]	1,889,701
Exponent	62,169		7,242,688
Franklin Covey	13,515	[a]	594,390
FTI Consulting	9,840	[a]	1,437,526

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Commercial & Professional Services - 3.6% (continued)
IAA	36,250	[a]	1,750,875
Korn Ferry	12,857		935,218
Montrose Environmental Group	33,643	[a]	2,463,677
Tetra Tech	23,353		4,312,832
The Brink's Company	35,292		2,158,459
TriNet Group	12,999	[a]	1,303,800
Willdan Group	28,527	[a]	1,141,365
			27,587,552
Consumer Durables & Apparel - 2.1%
Callaway Golf	57,784	[a]	1,557,857
Cavco Industries	4,492	[a]	1,336,325
Clarus	60,144		1,587,200
Crocs	7,387	[a]	1,211,616
Kontoor Brands	27,022		1,457,026
Movado Group	27,381		1,228,585
Skyline Champion	21,318	[a]	1,668,133
Steven Madden	80,961		3,841,600
Vizio Holding, Cl. A	65,423	[a]	1,258,084
YETI Holdings	9,055	[a]	834,509
			15,980,935
Consumer Services - 4.3%
Boyd Gaming	57,434	[a]	3,366,207
Bright Horizons Family Solutions	20,567	[a]	2,528,713
Century Casinos	85,890	[a]	1,120,864
Choice Hotels International	8,223		1,180,412
Chuy's Holdings	44,564	[a]	1,277,204
European Wax Center, Cl. A	38,145	[a]	1,028,771
Everi Holdings	33,567	[a]	696,180
Golden Entertainment	11,854	[a]	544,217
Hilton Grand Vacations	50,778	[a]	2,411,955
Houghton Mifflin Harcourt	69,686	[a]	1,084,314
Planet Fitness, Cl. A	13,218	[a]	1,079,778
Red Rock Resorts, Cl. A	63,726		3,029,534
Scientific Games	11,910	[a]	761,287
SeaWorld Entertainment	18,203	[a]	1,073,795
Strategic Education	16,299		871,996
Stride	88,716	[a]	3,027,877
Texas Roadhouse	58,259		4,832,002
Vail Resorts	6,430		2,132,895
WW International	49,038	[a,b]	824,819
			32,872,820
Diversified Financials - 2.1%
Donnelley Financial Solutions	105,142	[a]	4,912,234

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Diversified Financials - 2.1% (continued)
Evercore, Cl. A	15,576		2,160,391
Green Dot, Cl. A	32,710	[a]	1,174,289
Houlihan Lokey	13,335		1,447,381
Jefferies Financial Group	28,385		1,066,708
LendingClub	24,527	[a]	802,523
Moelis & Co., Cl. A	16,231		995,123
PJT Partners, Cl. A	42,040		3,198,403
			15,757,052
Energy - 1.8%
Aspen Aerogels	23,272	[a]	1,330,228
California Resources	23,947		935,609
Chesapeake Energy	14,934		889,170
Denbury	9,883	[a]	786,884
Energy Fuels	104,711	[a,b]	912,033
Green Plains	22,045	[a,b]	852,039
Helmerich & Payne	47,969		1,076,904
Magnolia Oil & Gas, CI. A	54,242		1,028,971
Matador Resources	28,963		1,137,377
Northern Oil & Gas	39,702		809,127
Ovintiv	31,900		1,108,844
PDC Energy	18,535		934,720
Range Resources	44,345	[a]	867,388
SM Energy	28,084		814,436
			13,483,730
Food & Staples Retailing - .9%
BJ's Wholesale Club Holdings	80,814	[a]	5,345,846
Performance Food Group	40,938	[a]	1,650,211
			6,996,057
Food, Beverage & Tobacco - .8%
Celsius Holdings	11,151	[a,b]	762,840
Freshpet	19,025	[a]	2,055,080
J&J Snack Foods	14,982		2,046,242
The Real Good Food Company	40,366	[a]	324,946
The Simply Good Foods Company	29,677	[a]	1,097,159
			6,286,267
Health Care Equipment & Services - 9.6%
Addus HomeCare	20,333	[a]	1,773,444
AMN Healthcare Services	29,414	[a]	3,353,490
Axonics	19,849	[a]	1,079,984
BioLife Solutions	48,012	[a]	1,832,138
Castle Biosciences	23,248	[a]	960,840
CryoPort	116,075	[a]	7,712,023
Establishment Labs Holdings	10,600	[a]	684,124

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Health Care Equipment & Services - 9.6% (continued)
Globus Medical, Cl. A	44,160	[a]	2,765,299
Guardant Health	5,863	[a,b]	616,319
HealthEquity	28,405	[a]	1,553,185
HealthStream	52,496	[a]	1,218,957
Inmode	32,544	[a]	2,473,344
Inspire Medical Systems	11,995	[a]	2,678,124
Insulet	2,267	[a]	653,893
LeMaitre Vascular	31,377		1,468,130
LHC Group	20,994	[a]	2,408,432
Masimo	12,556	[a]	3,492,075
MEDNAX	41,855	[a]	1,027,959
Mesa Laboratories	2,930	[b]	904,755
Neogen	57,156	[a]	2,293,670
Omnicell	60,280	[a]	10,669,560
OptimizeRx	27,332	[a]	1,776,580
Option Care Health	42,116	[a]	1,065,956
PetIQ	45,706	[a,b]	912,749
Premier, Cl. A	72,272		2,679,123
Shockwave Medical	6,104		1,100,185
Silk Road Medical	23,118	[a]	938,128
STAAR Surgical	27,237	[a]	2,592,690
Tactile Systems Technology	50,451	[a]	983,794
Talis Biomedical	19,499	[a]	91,255
Tandem Diabetes Care	30,319	[a]	3,896,598
U.S. Physical Therapy	12,707		1,092,548
Vocera Communications	67,579	[a]	3,942,559
			72,691,910
Household & Personal Products - 1.3%
Inter Parfums	29,586		2,598,538
Medifast	18,183		3,740,970
The Beauty Health Company	80,573	[a,b]	2,091,675
WD-40	6,291		1,411,386
			9,842,569
Insurance - 1.3%
BRP Group, Cl. A	23,557	[a]	872,551
Goosehead Insurance, Cl. A	16,858		2,213,793
HCI Group	7,677		847,541
Kinsale Capital Group	23,659		4,921,072
Palomar Holdings	12,130	[a]	886,460
			9,741,417
Materials - 4.4%
Ashland Global Holdings	11,507		1,163,012
Balchem	32,701	[a]	5,166,758

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Materials - 4.4% (continued)
Element Solutions	125,678		2,874,256
Ingevity	30,195	[a]	2,171,322
Livent	141,963	[a,b]	4,300,059
Materion	18,917		1,601,513
Methanex	50,180	[b]	2,006,698
Olin	83,176		4,520,616
Ranpak Holdings	148,892	[a]	5,900,590
Sealed Air	19,156		1,189,971
Summit Materials, Cl. A	30,483	[a]	1,137,016
Tronox Holdings, Cl. A	53,109		1,167,867
			33,199,678
Media & Entertainment - 1.6%
Cardlytics	3,025	[a,b]	204,429
Lions Gate Entertainment, Cl. A	122,747	[a,b]	1,798,244
TechTarget	33,201	[a]	3,208,213
World Wrestling Entertainment, Cl. A	46,080	[b]	2,274,509
Ziff Davis	39,640	[a]	4,513,807
			11,999,202
Pharmaceuticals Biotechnology & Life Sciences - 9.5%
ACADIA Pharmaceuticals	23,880	[a]	458,496
Aerie Pharmaceuticals	54,146	[a,b]	546,874
Albireo Pharma	19,989	[a]	479,536
Alpha Teknova	30,904	[a]	691,013
Amicus Therapeutics	52,804	[a]	565,531
Arcus Biosciences	25,377	[a]	1,111,513
Arena Pharmaceuticals	30,560	[a]	1,665,215
argenx, ADR	3,489	[a]	974,164
Arvinas	10,152	[a]	767,593
Ascendis Pharma, ADR	6,607	[a]	905,291
Avantor	19,457	[a]	768,162
Avid Bioservices	49,426	[a]	1,510,459
Biohaven Pharmaceutical Holding	39,381	[a]	4,420,124
Bio-Techne	8,851		4,177,938
Bridgebio Pharma	22,593	[a]	915,016
CareDx	59,038	[a]	2,546,899
Cerevel Therapeutics Holdings	29,952	[a]	934,203
Coherus Biosciences	94,665	[a]	1,757,929
Collegium Pharmaceutical	37,917	[a]	666,581
Cytokinetics	34,966	[a,b]	1,375,562
Emergent BioSolutions	21,162	[a]	933,667
Enanta Pharmaceuticals	11,733	[a]	1,035,789
Fate Therapeutics	14,779	[a]	812,993
Global Blood Therapeutics	19,099	[a]	539,738

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 9.5% (continued)
Halozyme Therapeutics	101,392	[a]	3,333,769
Insmed	16,373	[a]	450,585
Instil Bio	60,964	[a,b]	1,339,989
Intra-Cellular Therapies	42,099	[a]	1,704,168
Iovance Biotherapeutics	38,835	[a]	726,991
IVERIC bio	62,931	[a]	920,051
Karyopharm Therapeutics	64,148	[a,b]	445,829
Kiniksa Pharmaceuticals, CI. A	39,234	[a]	455,899
Krystal Biotech	20,146	[a]	1,622,760
LAVA Therapeutics	17,647	[a]	122,470
Ligand Pharmaceuticals	18,039	[a,b]	2,920,875
Maxcyte	43,849	[a,b]	437,613
Medpace Holdings	32,289	[a]	6,697,062
Mirati Therapeutics	8,300	[a]	1,135,191
NeoGenomics	113,536	[a,b]	3,889,744
Optinose	44,761	[a,b]	71,170
Pacira Biosciences	18,594	[a,b]	978,416
Prestige Consumer Healthcare	56,330	[a]	3,151,663
Prometheus Biosciences	26,255	[a]	779,773
PTC Therapeutics	47,711	[a]	1,772,941
Puma Biotechnology	18,426	[a]	57,121
Reata Pharmaceuticals, Cl. A	6,407	[a]	548,439
Repligen	8,662	[a]	2,481,663
Revance Therapeutics	51,742	[a,b]	707,831
Singular Genomics Systems	28,637	[a]	327,035
SomaLogic	59,798	[a,b]	691,863
Supernus Pharmaceuticals	37,242	[a]	1,116,143
Twist Bioscience	8,695	[a]	830,372
Veracyte	39,550	[a]	1,640,534
Verve Therapeutics	4,537	[a,b]	154,621
Zogenix	34,021	[a]	382,736
			72,455,603
Real Estate - 2.0%
American Assets Trust	31,203	[c]	1,073,383
Apple Hospitality REIT	46,188	[c]	693,744
DigitalBridge Group	132,962	[a,c]	1,058,378
EastGroup Properties	7,847	[c]	1,598,434
Independence Realty Trust	50,781	[b,c]	1,244,134
Innovative Industrial Properties	9,591	[b,c]	2,463,257
Park Hotels & Resorts	36,061	[a,c]	600,055
Retail Opportunity Investments	92,407	[c]	1,622,667
Rexford Industrial Realty	17,828	[c]	1,249,386

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Real Estate - 2.0% (continued)
Terreno Realty	34,555	[c]	2,631,363
UMH Properties	29,819	[c]	688,223
			14,923,024
Retailing - 4.8%
Academy Sports & Outdoors	18,474	[a]	824,310
Asbury Automotive Group	17,628	[a]	2,884,646
AutoNation	8,362	[a]	1,035,634
Boot Barn Holdings	38,505	[a]	4,710,702
Leslie's	123,660	[a]	2,591,914
Macy's	49,135		1,400,347
Murphy USA	6,323		1,095,966
Ollie's Bargain Outlet Holdings	32,390	[a,b]	2,004,617
Overstock.com	53,141	[a]	4,743,365
Points International	22,693	[a]	376,250
Pool	3,622		2,007,023
Revolve Group	15,049	[a]	1,146,282
Shutterstock	28,883		3,292,951
Signet Jewelers	56,407		5,479,376
Sleep Number	14,078	[a]	1,123,143
The Children's Place	17,073	[a]	1,477,327
Warby Parker, Cl. A	9,024	[a,b]	457,968
			36,651,821
Semiconductors & Semiconductor Equipment - 7.2%
Ambarella	9,436	[a]	1,693,951
Azenta	26,445		2,990,929
CEVA	36,977	[a]	1,630,686
Diodes	11,269	[a]	1,198,458
Impinj	13,600	[a,b]	1,019,592
Lattice Semiconductor	81,833	[a]	6,213,580
MaxLinear	16,931	[a]	1,139,964
Monolithic Power Systems	8,592		4,755,328
Onto Innovation	97,437	[a]	9,174,667
PDF Solutions	33,742	[a]	1,009,898
Rambus	45,952	[a]	1,236,109
Semtech	65,532	[a]	5,614,126
Silicon Laboratories	6,734	[a]	1,321,682
Silicon Motion Technology, ADR	42,214		2,914,032
SiTime	16,271	[a]	4,856,568
Synaptics	28,462	[a]	8,033,115
			54,802,685
Software & Services - 13.9%
A10 Networks	86,929		1,340,445
ACI Worldwide	106,500	[a]	3,103,410

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Software & Services - 13.9% (continued)
Agilysys	31,950	[a]	1,391,422
Alarm.com Holdings	44,847	[a]	3,578,342
Altair Engineering, Cl. A	13,006	[a]	968,297
Asana, Cl. A	9,712	[a]	1,009,562
Bill.com Holdings	6,353	[a]	1,784,240
Blackbaud	25,056	[a]	1,890,726
BlackLine	29,658	[a,b]	3,263,863
Bottomline Technologies	35,936	[a]	1,611,370
Cerence	43,301	[a,b]	3,255,369
Consensus Cloud Solutions	12,212	[a]	764,960
DigitalOcean Holdings	11,069	[a,b]	1,115,866
Domo, Cl. B	23,676	[a]	1,712,959
Elastic	17,257	[a]	2,682,773
Envestnet	37,748	[a]	2,894,139
Euronet Worldwide	26,082	[a]	2,643,932
Everbridge	27,741	[a,b]	3,146,384
Evo Payments, Cl. A	68,099	[a]	1,449,828
ExlService Holdings	37,577	[a]	4,880,125
Fair Isaac	9,197	[a]	3,247,737
Five9	9,859	[a]	1,403,231
Grid Dynamics Holdings	125,116	[a]	4,908,300
I3 Verticals, Cl. A	64,820	[a]	1,208,893
LivePerson	86,747	[a,b]	3,353,639
Manhattan Associates	6,073	[a]	948,360
Matterport	35,884	[a,b]	1,161,924
MAXIMUS	21,265		1,604,444
Mimecast	42,608	[a]	3,451,248
New Relic	10,094	[a]	1,118,718
Perficient	29,069	[a]	3,983,325
Q2 Holdings	27,138	[a,b]	2,179,181
Qualys	9,110	[a]	1,186,942
Rackspace Technology	129,671	[a,b]	1,849,108
Rapid7	28,023	[a,b]	3,476,533
Smartsheet, Cl. A	20,593	[a]	1,317,952
SolarWinds	11,914	[b]	171,562
Sprout Social, Cl. A	22,349	[a]	2,495,936
The Descartes Systems Group	83,022	[a]	6,671,648
TTEC Holdings	21,335		1,800,461
Tyler Technologies	3,372	[a]	1,750,001
Verra Mobility	93,311	[a]	1,342,745
Wix.com	7,316	[a]	1,117,885
WNS Holdings, ADR	56,151	[a]	4,720,615

Description	Shares		Value ($)
Common Stocks - 98.0% (continued)
Software & Services - 13.9% (continued)
Workiva	32,390	[a]	4,517,433
			105,475,833
Technology Hardware & Equipment - 3.7%
908 Devices	17,166	[a]	411,984
Belden	30,914		1,906,466
Calix	90,405	[a]	6,053,519
Cambium Networks	16,938	[a]	460,883
Clearfield	16,747	[a]	1,084,201
ePlus	21,060	[a]	2,221,619
Harmonic	85,313	[a]	917,115
Ituran Location & Control	8,734		229,966
Littelfuse	3,932		1,173,623
nLight	60,482	[a]	1,505,397
Novanta	24,973	[a]	4,031,891
PAR Technology	27,670	[a,b]	1,449,078
Pure Storage, Cl. A	38,864	[a]	1,203,618
Radware	62,795	[a]	1,819,171
Rogers	10,170	[a]	2,772,545
Super Micro Computer	27,380	[a]	1,133,532
			28,374,608
Telecommunication Services - .1%
Anterix	13,803	[a]	830,388
Transportation - 2.6%
Air Transport Services Group	80,729	[a]	1,993,199
Allegiant Travel	12,836	[a]	2,223,452
Atlas Air Worldwide Holdings	13,577	[a]	1,189,481
Forward Air	11,589		1,144,414
GXO Logistics	11,612	[a]	1,115,333
Knight-Swift Transportation Holdings	20,844		1,193,319
Marten Transport	176,603		2,839,776
Matson	13,469		1,098,128
Saia	7,666	[a]	2,538,826
SkyWest	32,523	[a]	1,273,926
TFI International	19,326		1,966,420
XPO Logistics	13,796	[a]	999,382
			19,575,656
Utilities - .1%
California Water Service Group	18,481		1,164,488
Total Common Stocks (cost $520,222,178)			744,422,221

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 2.3%
Registered Investment Companies - 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $17,789,385)	0.06	17,789,385	[d]	17,789,385

Investment of Cash Collateral for Securities Loaned - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $11,054,716)	0.06	11,054,716	[d]	11,054,716
Total Investments (cost $549,066,279)		101.8%		773,266,322
Liabilities, Less Cash and Receivables		(1.8%)		(13,993,640)
Net Assets		100.0%		759,272,682

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At November 30, 2021, the value of the fund’s securities on loan was $49,612,031 and the value of the collateral was $51,909,072, consisting of cash collateral of $11,054,716 and U.S. Government & Agency securities valued at $40,854,356. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	24.8
Health Care	19.1
Industrials	19.1
Consumer Discretionary	13.9
Financials	8.0
Materials	4.4
Investment Companies	3.8
Consumer Staples	3.0
Real Estate	2.0
Energy	1.8
Communication Services	1.7
Utilities	.1
Diversified	.1
Consumer, Non-cyclical	.0
101.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 5/31/21($)	Purchases($)†	Sales($)	Value 11/30/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	19,191,519	114,195,726	(115,597,860)	17,789,385	2.3	5,149
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	7,000,373	60,054,712	(56,000,369)	11,054,716	1.5	94,740††
Total	26,191,892	174,250,438	(171,598,229)	28,844,101	3.8	99,889

†  Includes reinvested dividends/distributions.

††  Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $49,612,031)—Note 1(c):
Unaffiliated issuers	520,222,178	744,422,221
Affiliated issuers	28,844,101	28,844,101
Cash		6,470
Receivable for investment securities sold		3,735,557
Dividends and securities lending income receivable		412,323
Receivable for shares of Common Stock subscribed		126,308
Tax reclaim receivable—Note 1(b)		2,854
Prepaid expenses		32,330
		777,582,164
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		629,533
Liability for securities on loan—Note 1(c)		11,054,716
Payable for investment securities purchased		4,914,242
Payable for shares of Common Stock redeemed		1,628,244
Directors’ fees and expenses payable		10,525
Other accrued expenses		72,222
		18,309,482
Net Assets ($)		759,272,682
Composition of Net Assets ($):
Paid-in capital		412,112,925
Total distributable earnings (loss)		347,159,757
Net Assets ($)		759,272,682

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	2,035,706	381,408	19,509,935	737,345,633
Shares Outstanding	59,743	12,719	545,057	20,554,087
Net Asset Value Per Share ($)	34.07	29.99	35.79	35.87

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $4,672 foreign taxes withheld at source):
Unaffiliated issuers	2,015,777
Affiliated issuers	5,149
Income from securities lending—Note 1(c)	94,740
Interest	2,547
Total Income	2,118,213
Expenses:
Management fee—Note 3(a)	3,484,383
Professional fees	55,742
Registration fees	33,721
Directors’ fees and expenses—Note 3(d)	27,052
Custodian fees—Note 3(c)	24,188
Chief Compliance Officer fees—Note 3(c)	14,154
Shareholder servicing costs—Note 3(c)	8,605
Prospectus and shareholders’ reports	5,166
Loan commitment fees—Note 2	4,278
Distribution fees—Note 3(b)	1,149
Miscellaneous	18,784
Total Expenses	3,677,222
Less—reduction in expenses due to undertaking—Note 3(a)	(604)
Net Expenses	3,676,618
Investment (Loss)—Net	(1,558,405)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	29,944,085
Net change in unrealized appreciation (depreciation) on investments	(8,522,688)
Net Realized and Unrealized Gain (Loss) on Investments	21,421,397
Net Increase in Net Assets Resulting from Operations	19,862,992

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Operations ($):
Investment (loss)—net	(1,558,405)	(3,063,354)
Net realized gain (loss) on investments	29,944,085	153,795,273
Net change in unrealized appreciation (depreciation) on investments	(8,522,688)	103,798,676
Net Increase (Decrease) in Net Assets Resulting from Operations	19,862,992	254,530,595
Distributions ($):
Distributions to shareholders:
Class A	-	(131,718)
Class C	-	(26,197)
Class I	-	(1,045,357)
Class Y	-	(48,153,829)
Total Distributions	-	(49,357,101)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	82,969	334,206
Class C	100,000	7,150
Class I	7,221,773	12,084,948
Class Y	27,153,421	133,815,728
Distributions reinvested:
Class A	-	131,718
Class C	-	25,345
Class I	-	811,542
Class Y	-	21,548,837
Cost of shares redeemed:
Class A	(94,818)	(335,637)
Class C	(10,589)	(291,221)
Class I	(6,227,343)	(7,687,411)
Class Y	(37,023,703)	(90,817,009)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(8,798,290)	69,628,196
Total Increase (Decrease) in Net Assets	11,064,702	274,801,690
Net Assets ($):
Beginning of Period	748,207,980	473,406,290
End of Period	759,272,682	748,207,980

	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	2,462	11,032
Shares issued for distributions reinvested	-	4,278
Shares redeemed	(2,769)	(11,380)
Net Increase (Decrease) in Shares Outstanding	(307)	3,930
Class Ca
Shares sold	3,068	281
Shares issued for distributions reinvested	-	928
Shares redeemed	(342)	(12,870)
Net Increase (Decrease) in Shares Outstanding	2,726	(11,661)
Class Ib
Shares sold	199,674	382,577
Shares issued for distributions reinvested	-	25,164
Shares redeemed	(173,152)	(247,604)
Net Increase (Decrease) in Shares Outstanding	26,522	160,137
Class Yb
Shares sold	759,608	4,371,820
Shares issued for distributions reinvested	-	666,941
Shares redeemed	(1,024,783)	(2,985,307)
Net Increase (Decrease) in Shares Outstanding	(265,175)	2,053,454

[a]

During the period ended November 30, 2021, 102 Class C shares representing $3,077 were automatically converted to 90 Class A shares and during the period ended May 31, 2021, 788 Class C shares representing $22,425 were automatically converted to 699 Class A shares.

[b]

During the period ended November 30, 2021, 178,491 Class Y shares representing $6,479,964 were exchanged for 178,877 Class I shares and during the period ended May 31, 2021, 330,551 Class Y shares representing $10,495,865 were exchanged for 331,131 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2021		Year Ended May 31,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	33.26	23.63	23.18	28.94	24.54	20.41
Investment Operations:
Investment (loss)—net[a]	(.13)	(.25)	(.16)	(.18)	(.15)	(.13)
Net realized and unrealized gain (loss) on investments	.94	12.38	1.87	(1.28)	6.36	4.26
Total from Investment Operations	.81	12.13	1.71	(1.46)	6.21	4.13
Distributions:
Dividends from net realized gain on investments	-	(2.50)	(1.26)	(4.30)	(1.81)	-
Net asset value, end of period	34.07	33.26	23.63	23.18	28.94	24.54
Total Return (%)[b]	2.43[c]	52.22	7.19	(3.11)	26.05	20.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33[d]	1.37	1.39	1.40	1.29	1.28
Ratio of net expenses to average net assets	1.30[d]	1.30	1.30	1.30	1.28	1.28
Ratio of net investment (loss) to average net assets	(.75)[d]	(.82)	(.68)	(.68)	(.56)	(.60)
Portfolio Turnover Rate	46.62[c]	112.92	105.26	101.14	95.50	138.00
Net Assets, end of period ($ x 1,000)	2,036	1,998	1,326	1,630	2,090	2,819

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not Annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2021		Year Ended May 31,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	29.38	21.24	21.10	26.95	23.13	19.39
Investment Operations:
Investment (loss)—net[a]	(.22)	(.40)	(.31)	(.35)	(.33)	(.31)
Net realized and unrealized gain (loss) on investments	.83	11.04	1.71	(1.20)	5.96	4.05
Total from Investment Operations	.61	10.64	1.40	(1.55)	5.63	3.74
Distributions:
Dividends from net realized gain on investments	-	(2.50)	(1.26)	(4.30)	(1.81)	-
Net asset value, end of period	29.99	29.38	21.24	21.10	26.95	23.13
Total Return (%)[b]	2.08[c]	50.99	6.41	(3.71)	25.11	19.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.23[d]	2.31	2.16	2.33	2.23	2.27
Ratio of net expenses to average net assets	2.05[d]	2.05	2.05	2.05	2.05	2.05
Ratio of net investment (loss) to average net assets	(1.49)[d]	(1.56)	(1.43)	(1.43)	(1.37)	(1.39)
Portfolio Turnover Rate	46.62[c]	112.92	105.26	101.14	95.50	138.00
Net Assets, end of period ($ x 1,000)	381	294	460	479	587	323

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not Annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2021		Year Ended May 31,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	34.89	24.63	24.05	29.76	25.12	20.84
Investment Operations:
Investment (loss)—net[a]	(.08)	(.16)	(.09)	(.10)	(.07)	(.08)
Net realized and unrealized gain (loss) on investments	.98	12.92	1.93	(1.31)	6.52	4.36
Total from Investment Operations	.90	12.76	1.84	(1.41)	6.45	4.28
Distributions:
Dividends from net realized gain on investments	-	(2.50)	(1.26)	(4.30)	(1.81)	-
Net asset value, end of period	35.79	34.89	24.63	24.05	29.76	25.12
Total Return (%)	2.61[b]	52.63	7.52	(2.88)	26.42	20.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98[c]	1.00	1.01	.98	.99	1.03
Ratio of net expenses to average net assets	.98[c]	1.00	1.01	.98	.98	1.01
Ratio of net investment (loss) to average net assets	(.43)[c]	(.52)	(.37)	(.35)	(.26)	(.33)
Portfolio Turnover Rate	46.62[b]	112.92	105.26	101.14	95.50	138.00
Net Assets, end of period ($ x 1,000)	19,510	18,091	8,826	12,949	16,532	11,777

a Based on average shares outstanding.

b Not Annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2021		Year Ended May 31,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	34.96	24.66	24.07	29.77	25.12	20.83
Investment Operations:
Investment (loss)—net[a]	(.07)	(.15)	(.08)	(.09)	(.06)	(.07)
Net realized and unrealized gain (loss) on investments	.98	12.95	1.93	(1.31)	6.52	4.36
Total from Investment Operations	.91	12.80	1.85	(1.40)	6.46	4.29
Distributions:
Dividends from net realized gain on investments	-	(2.50)	(1.26)	(4.30)	(1.81)	-
Net asset value, end of period	35.87	34.96	24.66	24.07	29.77	25.12
Total Return (%)	2.63[b]	52.73	7.56	(2.84)	26.46	20.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[c]	.96	.97	.95	.95	.96
Ratio of net expenses to average net assets	.95[c]	.96	.97	.95	.94	.96
Ratio of net investment (loss) to average net assets	(.40)[c]	(.48)	(.34)	(.34)	(.21)	(.28)
Portfolio Turnover Rate	46.62[b]	112.92	105.26	101.14	95.50	138.00
Net Assets, end of period ($ x 1,000)	737,346	727,826	462,795	519,312	798,000	624,947

a Based on average shares outstanding.

b Not Annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Select Managers Small Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser and the fund’s portfolio allocation manager. Geneva Capital Management LLC (“Geneva”), Nicholas Investment Partners, L.P. (“Nicholas”), EAM Investors, LLC (“EAM”), Granite Investment Partners, LLC (“Granite”), Rice Hall James & Associates (“Rice Hall”) and Redwood Investments, LLC (“Redwood”), serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 425 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	744,422,221	-	-	744,422,221
Investment Companies	28,844,101	-	-	28,844,101

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of November 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2021, The Bank of New York Mellon earned $12,908 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2021, the fund did not incur any interest or penalties.

Each tax year for the three-year period ended May 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2021 was as follows: ordinary income $20,200,883 and long-term capital gains $29,156,218. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from June 1, 2021 through September 30, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and .98% of the value of the respective class’ average daily net assets. On or after September 30, 2022, the Adviser may terminate these expense limitations at any time. The reduction in expenses, pursuant to the undertaking, amounted to $604 during the period ended November 30, 2021.

Pursuant to separate sub-investment advisory agreements between the Adviser and Geneva, Nicholas, EAM, Granite, Rice Hall and Redwood, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended November 30, 2021, the Distributor retained $18 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended November 30, 2021, Class C shares were charged $1,149 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2021, Class A and Class C shares were charged $2,573 and $383, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2021, the fund was charged $2,972 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2021, the fund was charged $24,188 pursuant to the custody agreement.

During the period ended November 30, 2021, the fund was charged $14,154 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $600,002, Distribution Plan fees of $220, Shareholder Services Plan fees of $520, custodian fees of $16,059, Chief Compliance Officer fees of $11,795 and transfer agency fees of $1,032, which are offset against an expense reimbursement currently in effect in the amount of $95.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2021, amounted to $349,115,847 and $358,402,319, respectively.

At November 30, 2021, accumulated net unrealized appreciation on investments was $224,200,043, consisting of $248,517,896 gross unrealized appreciation and $24,317,853 gross unrealized depreciation.

At November 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 1-2, 2021, the Board considered the renewal of (a) the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment management and administrative services and is responsible for evaluating and recommending subadvisers to provide the fund with day-to-day portfolio management services, recommending the percentage of fund assets to be allocated to each subadviser, monitoring and evaluating the performance of the subadvisers, and recommending whether a subadviser should be terminated and (b) the separate Sub-Investment Advisory Agreements (together with the Management Agreement, the “Agreements”) between the Adviser and each of EAM Investors, LLC, Geneva Capital Management LLC, Nicholas Investment Partners, L.P., Granite Investment Partners, LLC, Rice Hall James & Associates, LLC and Redwood Investments, LLC (each, a “Subadviser” and collectively, the “Subadvisers”), pursuant to which each Subadviser serves as a sub-investment adviser and provides day-to-day management of the fund’s investments with respect to the portion of the fund’s assets allocated to the Subadviser. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadvisers. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory, evaluation and other responsibilities in respect of the Subadvisers. As part of its review, the Board considered information regarding the process by which the Adviser selected and recommended the Subadvisers for Board approval. The Board considered each Subadviser’s specific responsibilities in the day-to-day management of the portion of the fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the segment of the fund’s assets managed by the respective Subadviser, and other key personnel at the Subadviser. The Board specifically took into account each Subadviser’s investment process and capabilities, evaluating how the Subadviser complemented each of the other Subadvisers to the fund, noting the Adviser’s favorable assessment of the nature and quality of the sub-advisory services provided to the fund by the Subadvisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional small-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap growth funds (the “Performance Universe”), all for various periods ended September 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional small-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe. The Board also reviewed performance information provided by the Adviser with respect to each Subadviser for various periods ended September 30, 2021.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected, noting that the funds included in the Performance Group and Performance Universe were not limited to funds that engage multiple subadvisers like the fund. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and was above the Performance Universe median for all periods, except the three- and ten-year periods when it was below the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown. With respect to the performance of each Subadviser, the Board noted that, depending on the period under review, some Subadvisers outperformed, while others underperformed, the fund’s benchmark index and/or the median

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

performance of the funds in the Performance Group and Performance Universe. The Board discussed with representatives of the Adviser the portfolio management strategies of the fund’s Subadvisers, and noted that the Subadvisers’ strategies continued to complement each other and were applied consistently.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadvisers, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. It was noted that, as in the case of the funds included in the Performance Group and Performance Universe, the funds included in the Expense Group and Expense Universe were not limited to funds that engage multiple subadvisers like the fund.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee medians and the fund’s total expenses were equal to the Expense Group median and slightly higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until September 30, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of Class A, Class C, Class I and Class Y shares of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05%, and 0.98% of the fund’s average daily net assets, respectively.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fees payable to the Subadvisers in relation to the fee payable to the Adviser by the fund and the respective services provided by the Subadvisers and the Adviser. The Board also took into consideration that the Subadvisers’ fees are paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadvisers, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadvisers pursuant to the respective Sub-Investment Advisory Agreement, the Board did not consider any Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and each Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadvisers are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance and with the manner in which the Adviser monitors and evaluates the performance of each Subadviser.

• The Board concluded that the fees paid to the Adviser and the Subadvisers continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadvisers, of the Adviser and the Subadvisers and the services provided to the fund by the Adviser and the Subadvisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board also noted that the Adviser continued to believe that the Subadvisers complemented each other’s specific style of investing and that the Adviser recommended that the Board approve each Sub-Investment Advisory Agreement. The Board determined to renew the Agreements.

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For More Information

BNY Mellon Select Managers Small Cap Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Advisers

Geneva Capital
Management LLC
100 East Wisconsin Avenue,
Suite 2550
Milwaukee, WI 53202

Nicholas Investment Partners, L.P.
6451 El Sicomoro
Rancho Santa Fe, CA 92067

EAM Investors, LLC
215 Highway 101, Suite 216
Solana Beach, CA 92075

Granite Investment Partners, LLC
2121 Rosecrans Avenue, Suite 2360
El Segundo, CA 90245

Rice Hall James & Associates
600 West Broadway, Suite 1000
San Diego, CA 92101

Redwood Investments, LLC
One Gateway Center, Suite 802
ewton, MA 02458

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DSGAX Class C: DSGCX Class I: DSGIX Class Y: DSGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6289SA1121

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By: /s/ David DiPetrillo

       David DiPetrillo

       President (Principal Executive Officer)

Date: January 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

       David DiPetrillo

       President (Principal Executive Officer)

Date: January 21, 2022

By: /s/ James Windels

        James Windels
       Treasurer (Principal Financial Officer)

Date: January 21, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)